Exhibit 99.8




                                                                 EXECUTION COPY


                                LETTER AMENDMENT
              TO AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT


                                                              June 29, 2007




     Reference is made to the Amended and Restated Management Services Agreement, dated as of January 1, 2006, between Long Island Lighting Company d/b/a LIPA ("LIPA"), a wholly-owned subsidiary of the Long Island Power Authority (the "Authority"), and KeySpan Electric Services LLC as heretofore amended (the "Amended MSA"). Capitalized terms used herein shall have the meaning given to them in the Amended MSA unless otherwise defined herein.

     In June 2007, KeySpan Corporation ("KeySpan") received a Civil Investigative Demand ("CID") from the United States Department of Justice ("DOJ"). The CID directs KeySpan to provide the DOJ with certain information regarding the DOJ's investigation into competitive issues in the New York City electric capacity market.

     In light of the foregoing and the Authority's obligation to insure that its vendors conduct their business in a responsible manner, the parties hereby agree as follows:

     1. Section 7.2(A)(1) of the Amended MSA is hereby amended by adding the following paragraph (g) thereto as an additional Event of Default By The
Manager:

     (g) United States Department of Justice Civil Investigative Demand No. 24680. With respect to the investigation referenced in Civil Investigative Demand No. 24680 from the United States Department of Justice ("DOJ") or any criminal or grand jury proceeding related thereto or arising therefrom (i) the entry of a final, non-appealable judgment, order or decree by a court of competent jurisdiction or (ii) the entering into of a final consent decree with the DOJ, in either case (x) finding or determining that Guarantor or any of its affiliates has violated Sections 1 or 2 of the Sherman Act and (y) pursuant to which Guarantor or any of its affiliates has been assessed or has agreed to be assessed a monetary or criminal penalty or sanction or is the subject of injunctive or similar relief.

     2. Section 7.4(A) of the Amended MSA is hereby amended by adding "or clause
(g)" in the fourth line thereof after "clause (f)".

     3. Miscellaneous.

          a.   Except as amended hereby, the Amended MSA shall remain unchanged.

          b. This Letter Amendment shall be governed by, and construed in accordance with, the Laws of the State of New York (without giving effect to conflict of law principles) including, without limitation, as to validity, interpretation and effect.

          c. This Letter Amendment may be executed in two or more counterparts which together shall constitute a single agreement.

          d. This Letter Amendment shall become effective upon the Effective Date of the Amended and Restated Management Services Agreement, dated as of January 1, 2006.

     IN WITNESS WHEREOF, the parties have caused this Letter Amendment to be executed and delivered by their duly authorized officers or representatives as of the date first above written.

                                                KEYSPAN CORPORATION



                                                By: /s/John J. Bishar Jr.
                                                    ---------------------
                                                       John J. Bishar Jr.
                                                       Executive Vice President
                                                       and General Counsel


                                                KEYSPAN ELECTRIC SERVICES LLC



                                                By: /s/John J. Bishar Jr.
                                                    ---------------------
                                                       John J. Bishar Jr.
                                                       Executive Vice President
                                                       and General Counsel





Agreed to and Acknowledged:

NATIONAL GRID USA



By: /s/Lawrence J. Reilly
    ---------------------
       Lawrence J. Reilly
       Executive Vice President,
       General Counsel

                                                LONG ISLAND POWER AUTHORITY



                                                By: /s/Kevin S. Law
                                                    ---------------
                                                       Kevin S. Law
                                                       Chairman


                                                LONG ISLAND LIGHTING COMPANY
                                                d/b/a LIPA



                                                By: /s/Richard M. Kessel
                                                    --------------------
                                                    CEO & President




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